WHEN YOUR PATH IS UNCLEAR, WE POINT THE WAY. Nasdaq: CLPT March 2026 1 © 2026 CLEARPOINT NEURO

DISCLAIMER Statements in this presentation and discussion concerning ClearPoint Neuro’s (the “Company’s”) plans, growth, and strategies may include forward-looking statements within the context of the federal securities laws. Statements regarding the Company's future events, developments and future performance; the continued development, anticipated timing, and potential commercial opportunity of the Company’s pipeline of products and services under development, including its proprietary Robotic Neuro-Navigation platform System, cell and gene therapy delivery devices and routes of administration, software modeling and navigation tools, and preclinical service capabilities; the expected future role of the Company’s products and services in addressing unmet needs in neurological diseases and the potential market opportunity for therapies targeting those indications; the Company’s belief about the outcome of regulatory interactions with respect to its biotech Partners’ therapies, the benefits of regulatory expedited review with respect to accelerating the timing of commercialization of such therapies, and the market potential for such therapies; the size of total addressable markets or the market opportunity for the Company’s products and services, including for the PRISM Laser Therapy System; the Company’s preclinical CRO facility, the IRRAflow Active Fluid Exchange System, and the Company’s navigation technology; the anticipated adoption of the Company’s products and services for use in the delivery of gene and cell therapies; the Company’s ability to scale its operations, commercialization, and increase utilization of its products in neurosurgical centers; the Company's 4-Pillar Product pipeline; the Company’s future looking 4-phase strategy; the Company’s four and five pillar growth strategy for 2026 and beyond; the Company’s expectations for revenues, market share, operating expenses, and management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are based on management’s current expectations and are subject to the risks inherent in the business, which may cause the Company's actual results to differ materially from those expressed in or implied by forward-looking statements. Particular uncertainties and risks include those relating to: the Company’s biotech Partners’ risks related to the ongoing conduct of their clinical studies, including the risk that such trials will be unable to demonstrate data sufficient to support further clinical development or regulatory approval; the risk that more patient data becomes available that results in a different interpretation then the data already released for gene and cell therapies; risks related to interactions with regulatory authorities, which may affect the initiation, timing and progress of clinical trials and pathways to regulatory approval of the biotech Partners’ therapies; the limitation or modification of the FDA’s eligibility and criteria for its expedited review programs with respect to such therapies; the commercialization and acceptance of gene and cell therapies; the Company’s biotech Partner’s continued use of the Company’s products and services in their delivery of gene and cell therapies; the Company’s ability to maintain its current relationships with its biotech Partners or enter into relationships with new partners; the Company’s ability to continue to build and maintain the infrastructure and personnel needed to allow for widespread adoption of intracranial administration of gene and cell therapies; risks inherent in the research, development, and regulatory approval of the Company’s new  pipeline products; the future market for preclinical services and the investment required to expand such services, which could divert resources from the Company’s other business operations; the possibility that the anticipated benefits of the IRRAS transaction are not realized when expected or at all; the Company’s failure to integrate IRRAS into its business in accordance with expectations; deviations from the expected market potential of the IRRAS products; diversion of management’s attention on the IRRAS proposed transaction; macroeconomic and inflationary conditions; regulatory and policy uncertainty; the introduction of or changes in tariffs, sanctions, or trade barriers; changes in monetary policy; geopolitical trends, such as instability, protectionism and economic nationalism; the Company’s ability to market, commercialize and achieve broader market acceptance for new products and services offered by the Company; the availability of additional funding to support the Company's research and development programs and commercialization efforts;  the ability of the Company to manage the growth of its business; and the Company’s ability to attract and retain its key employees. For a detailed description of the Company’s risks and uncertainties, you are encouraged to review its documents filed with the SEC including the Company’s recent filings on Form 8-K, Form 10-K and Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. © 2026 CLEARPOINT NEURO

Neuro Navigation and Robotics* Ablation Therapy and Access Neurocritical Management Biologics and Drug Delivery *Robotic product is in development phase. Commercialization is subject to successful development, testing, and applicable regulatory clearance. © 2026 CLEARPOINT NEURO OUR COMPANY We Enable Delivery of Both Drug and Device Therapies by Offering Precise Navigation to the Brain and Spine Our Unique Platform Includes Proven Clinical Products Used by Hospitals and Neurosurgeons, and Drug Development Services Used by BioPharma Partners

Our Company

The Future of Neuro Biologics and Drug Delivery **is Here Today**

More than **30 Million people** in the U.S. alone are estimated to suffer from **severe and debilitating neurological disorders.**

Neurological diseases cost Americans nearly $800 Billion annually. To reduce these costs, we must improve both the therapies and the access to care.


Neuropathic Pain (2.0m)
Hemorrhagic Stroke, Subdural Hematoma, Infection (400k)
Parkinson's Disease & Movement Disorders (8.0m)
Stroke Rehabilitation (7.0m)
Epilepsy (2.9m)
ALS & Spinal Cord Injury (300k)
Treatment Resistant Depression (2.9m)
Alzheimer's & Other Dementias (6.9m)
Severe OCD (1.0m)
Tumor & Glioblastoma (84k)

30 Million Patients Indicated in the U.S.



30 Million Patients

U.S. prevalence pool

<300k treated to date with minimally-invasive neurosurgery

<1% penetration

ClearPoint Neuro believes that biologics and drug delivery, including cell and gene therapies, will be the answer and that our minimally invasive tools will make these therapies accessible.

Prevalence estimates are based on publicly available sources. Categories shown are representative and may not be mutually exclusive.

© 2026 CLEARPOINT NEURO

4

Our Company

The Future of Neuro Biologics and Drug Delivery **is Here Today**

Of those 30 million patients, 2.1 million in the U.S. alone have disorders where a ClearPoint BioPharma Partner has already been accepted for FDA expedited review.


Parkinson's Disease (1.0m)
Drug Resistant Epilepsy (1.0m)
Frontal Temporal Lobe Dementia (60k)
Huntington's Disease (41k)
Glioblastoma (22k)
Friedrich's Ataxia (5k)
AADC Deficiency (rare)
Hunter Syndrome (rare)

AskBio · Aspen Neuroscience · AviadoBio · BlueRock Therapeutics · kenai therapeutics · Neurona Therapeutics · PTC Therapeutics · REGENXBIO · Siren Biotechnology · uniQure

ClearPoint Neuro has 60+ Active Pharma Partners, with 10+ programs accepted for FDA expedited review. In 2024, the first gene therapy delivered directly to the brain was approved.

FDA NEWS RELEASE

FDA Approves First Gene Therapy for Treatment of Aromatic L-amino Acid Decarboxylase Deficiency

For Immediate Release: November 14, 2024

The U.S. Food and Drug Administration approved Kebilidi (eladocagene exuparvovec-tneq), an adeno-associated virus vector-based gene therapy indicated for the treatment of adult and pediatric patients with aromatic L-amino acid decarboxylase (AADC) deficiency. Kebilidi is the first FDA-approved gene therapy for treatment of AADC deficiency.

Importantly, this gene therapy is labeled as a **combination product** with the ClearPoint SmartFlow Neuro Cannula

The FDA also authorized the SmartFlow Neuro Cannula, an infusion tube inserted into a target in the brain (parenchymal tissue), to deliver Kebilidi. The SmartFlow Neuro Cannula is currently the only FDA authorized device indicated for use to administer Kebilidi. The FDA granted authorization of the SmartFlow Neuro Cannula to ClearPoint Neuro, Inc.

© 2026 CLEARPOINT NEURO
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Our Company

Our 4-Phase Strategy Positions ClearPoint for Decades of Growth

1 | DESIGN. DISCOVERY.

2010 – 2019

EXTEND OUR LEAD WITH A UNIQUE DRUG DELIVERY ECOSYSTEM DESIGNED FOR CELL AND GENE THERAPY

Our one-of-a-kind drug delivery platform including neuro navigation, predictive modeling, co-labeled delivery devices, infusion monitoring software and expert clinical case support has become the leading choice by biopharma developers

2 | FUNDED. FOUNDATION.

2020 – 2025

GROW OUR ACTIVE INSTALLED BASE OF 150+ LEADING GLOBAL INSTITUTIONS AND ADD PROCEDURAL CAPACITY

With more than $100m of capital invested over the past 5 years, our large commercial footprint, rapidly expanding installed base, high-capacity manufacturing, stress-tested quality system, global regulatory reach and expansive IP portfolio has given us a mature foundation on which to build

3 | FAST. FORWARD.

2026+

LEVERAGE OUR EXISTING PORTFOLIO TO PENETRATE A $1B EXISTING MARKET OPPORTUNITY TODAY

Our current products and pipeline, combined with our growing commercial reach will continue to compete in these four existing markets;

1) Biologics & drug delivery,
2) Neuro navigation & robotics,
3) Ablation therapy and access,
4) Neurocritical management,

Our next goal is to earn 20% share, generate $200m in annual revenue

4 | ESSENTIAL. EVERYWHERE.

2026+

BUILD A NEW $10B MARKET ALONGSIDE OUR 60+ BIOPHARMA PARTNERS AND DIVERSIFIED ACROSS 15+ INDICATIONS THAT INCLUDES DRUGS THAT ARE CO-LABELED WITH CLEARPOINT TECHNOLOGY

More than 10 of our partners have now been accepted for FDA expedited review and are leveraging our unique ecosystem, clinical trial experience, and proven global regulatory leadership

Our next goal is to treat just 1% of patients with these indications under expedited review, generate another $300m in annual revenue

© 2026 CLEARPOINT NEURO
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Design. Discovery.

This Unique ClearPoint Ecosystem Has Been Years in the Making

ClearPoint Neuro embraced the unmet need in neuro biologics and drug delivery and has invested more than $200m over the past 15 years to build a substantial headstart and leadership position.

This expansive platform has been used in more than 10,000 procedures to date and has regulatory approvals across 34 countries and counting.*

We are positioned to benefit from the expanded use of our delivery platform to include future cell and gene therapies, new DBS and BCI indications, second generation laser ablation therapy, and more advanced approaches to neurocritical fluid management.


SmartFlow Neuro Cannula
SmartFrame XG
SmartFrame Array*
SmartFrame OR with ClearPointer*
ClearPoint Software v.3.x
ClearPoint Maestro Brain Model*
Inflexion Head Fixation Frame
ClearPoint Prism Neuro Laser Fibers*
ClearPoint Prism Neuro Laser Therapy System*
Velocity MR Power Drill*
IRRA*flow* Dual-Lumen Catheter and Tube Set
IRRA*flow* Active Fluid Exchange System
FDA CLEARED
CE MARKED

Data on file

*Not all products cleared or approved in all territories.

© 2026 CLEARPOINT NEURO

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Our Installed Base Has Grown to More than 150 Active Global Centers Funded. Foundation. © 2026 CLEARPOINT NEURO Active ClearPoint Installation (Additional Sites in Asia, EMEA, LATAM) Over 170 employees worldwide focused exclusively on Neuro

Funded. Foundation.

~50% of the Top Ranked Neurosurgery Programs use ClearPoint Technology

US News & World Report Best Neurology/Neurosurgery Hospitals 2025-2026
are recognized for excelling in the treatment of complex, high-risk neurological specialty cases.

Evaluation Criteria

45%	Outcomes
35%	Structure
12%	Process / Expert Opinion
5%	Patient Experience
3%	Public Transparency

- UCSF Medical Center
- New York-Presbyterian Hospital-Columbia and Cornell
- Rush University Medical Center
- Northwestern Memorial Hospital
- Johns Hopkins Hospital
- Hospital of University Pennsylvania
- UT Southwestern Medical Ctr
- Massachusetts General Hospital
- Stanford Health Hospital
- Cleveland Clinic
- UCLA Medical Center
- Houston Methodist Hospital
- Brigham & Women's Hospital
- Barnes-Jewish Hospital
- Cedars-Sinai Medical Center
- Mayo Clinic Arizona
- Mayo Clinic Florida
- Advent Health Orlando
- Keck Medical Center of USC
- Thomas Jefferson University
- UC Davis Medical Center
- UCSD Jacobs Medical Center
- University of Michigan
- Mount Sinai West
- University of Kansas
- Emory University Hospital
- Hackensack Meridian Health
- Corewell Beaumont University
- Yale University Hospital
- Ohio State University – Wexner
- University of Alabama at Birmingham
- University of Minnesota
- Barrow Institute
- Duke University Hospital
- University of Wisconsin, Madison
- Tampa General Hospital
- UC Irvine Medical Center
- Baptist Health Miami Hospital
- Ochsner Medical Center
- Penn State Health Milton
- Inova Fairfax Hospital
- Oregon Health & Science University
- University of Colorado Aurora
- Henry Ford Health
- University of North Carolina
- Froedtert Hospital
- Ohio Health Riverside
- University of Utah
- Georgetown University

https://health.usnews.com/best-hospitals/rankings/neurology-and-neurosurgery - Posted July 29, 2025
Methodology components and weights summarized from publicly described Best Hospitals specialty ranking methodology (2025–2026 cycle; specialty-specific adjustments may apply).

© 2026 CLEARPOINT NEURO
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Stress-Tested QMS and Operations Funded. Foundation. We have invested in our Research & Development, Quality and Manufacturing infrastructure to build confidence for both hospitals and biopharma partners We bring medical device expertise and regulatory combination product acumen to pharmaceutical companies ClearPoint Neuro assets available to our partners: HQ & training facility in Solana Beach, CA Advanced Research Laboratory in Torrey Pines, CA R&D and manufacturing facility in Carlsbad, CA ISO 13485 / MDSAP / EU MDR certified QMS Proven audit history with pharma partners, FDA and global regulatory body inspections © 2026 CLEARPOINT NEURO

Growth Continues Today While We Prepare for Commercial Drug Approvals Funded. Foundation. For the year ended December 31, 2025 For the Trailing Twelve Months (TTM) Including owned and licensed patents Solana Beach, CA HEADQUARTERS $37.0m(A) 2025 REVENUE 130+(C) PATENTS ISSUED 170+ EMPLOYEES Carlsbad, CA R&D, MANUFACTURING $45.9m(A) CASH & CASH EQUIVALENTS 61%(A,B) GROSS MARGIN Torrey Pines, CA ADVANCED RESEARCH LABORATORIES 2026 2025 2024 2023 2022 2021 2020 2019 2018 $7.4 $11.2 $12.8 $16.3 $20.6 $24.0 $31.4 $37.0 $52-$56 (est) PRISM LASER THERAPY EXPANSION EU EXPANSION OPERATING ROOM EXPANSION PRECLINICAL EXPANSION IRRAflow ACQUISITION © 2026 CLEARPOINT NEURO *All Annual Totals in Millions

Experienced Leadership in Place Funded. Foundation. Joe Burnett President & Chief Executive Officer Megan Faulkenberry Senior Vice President of Quality Jeremy Stigall Chief Business Officer Mary McNamara-Cullinane Senior Vice President of Regulatory Affairs Danilo D’Alessandro Chief Financial Officer Rob Korn Senior Vice President of Sales Ernesto Salegio, PhD Vice President of Translational & Pre-Clinical Research Ellisa Cholapranee General Counsel Lyubomir Zagorchev, PhD Vice President of Clinical Science & Applications Paul Larson, MD Chief Medical Officer Mazin Sabra Chief Operating Officer Tim Orr Vice President of Software Development EXECUTIVE LEADERSHIP TEAM Proven industry operators with decades of experience in medical devices, biopharmaceuticals, and clinical research. © 2026 CLEARPOINT NEURO

Fast. Forward.

Our 4-Pillar Growth Strategy

FAST. FORWARD.

Our **Fast. Forward.** 4-Pillar Growth Strategy is to **Win 20% of an Existing $1.0B Global Market Opportunity, Generate $200m in Annual Revenue,** and to **Achieve Cash Breakeven and Profitability Along the Way**

Collective $1.0B Existing Market Opportunity Today



$300m+ Existing Market	$125m+ Existing Market	$75m+ Existing Market	$500m+ Existing Market
CLEARPOINT ADVANCED LABORATORIES	CLEARPOINT NAVIGATION SYSTEM	CLEARPOINT PRISM® NEURO LASER THERAPY SYSTEM	IRRAflow®
Pre-Commercial Biologics & Drug Delivery	Neurosurgery Navigation & Robotics	Laser Ablation Therapy & Access	Neurocritical Care & Active CSF Exchange

Increasing Global Scale with Clearances in 34 Countries Worldwide*

*Not all products cleared or approved in all territories.

© 2026 CLEARPOINT NEURO

13

Fast. Forward.

Pillar 1: Pre-Commercial Biologics & Drug Delivery

CLEARPOINT
ADVANCED LABORATORIES

Pre-Commercial Biologics & Drug Delivery

$300m+
Existing Market

ClearPoint Neuro currently offers a boutique, neuro-focused CRO complete with device co-development services, pre-clinical testing capabilities, and validated clinical trial products to support and de-risk our more than 60 active pharma partners and generate revenue before reaching the drug commercialization stage.

Combining Services & Technology

Benchtop Testing



- Device compatibility testing
- Custom device development
- Delivery system validation
- Performance assessment

Preclinical Studies



- Running preclinical studies
- Surgical planning & strategy
- Dosing & surgical expertise
- Post-procedure analysis

Hardware



Leverage Both Commercial and In-Development Delivery and Navigation Tools

Software



SmartFlow Software & Biophysical Modeling in Collaboration with NE Scientific

© 2026 CLEARPOINT NEURO | 14

Fast. Forward.

Pillar 2: Neuro Navigation & Robotics

CLEARPOINT
NAVIGATION SYSTEM

Neurosurgery Navigation & Robotics

$125m+
Existing Market

ClearPoint will provide unmatched flexibility by having a single pre-planning software offering several workflows deployed via either MRI, iCT and eventually Robotics. This strategy balances the consistency of delivery that biopharma partners desire with the optionality and adaptability for surgeons to choose their desired technique.

Pre-Planning & Navigation Software





Choose a Workflow
PLAN
MRI
CT
ROBOT

Select Optimal Delivery Method



SmartFrame XG and Accessory Kit



SmartFrame OR and ClearPointer Optical Wand



ClearPoint Robotic Platform using the KUKA LBR Robotic Arm

*Robotic product is in development phase. Commercialization is subject to successful development, testing, and applicable regulatory clearance.

© 2026 CLEARPOINT NEURO
15

Fast. Forward.

Pillar 3: Laser Therapy & Access

ClearPoint Prism is a mobile laser therapy system featuring innovative non-cooled applicator technology that simplifies setup, reduces power and potentially ablation time, and enables efficient workflows. Surgeons can capitalize on workflow efficiency and total system accuracy when Prism is combined with ClearPoint Navigation.

The Velocity^{ALPHA} MR High Speed Surgical Drill System is a versatile cutter system designed to reduce procedure times in both the MRI suite and the operating room.

CLEARPOINT PRISM
NEURO LASER THERAPY SYSTEM

Laser Ablation Therapy & Access

$75m+
Existing Market

CLEARPOINT PRISM
NEURO LASER THERAPY SYSTEM

With Optional ClearPoint Navigation Synergies


CLEARPOINT

One Room



One System



One Team

Velocity^{ALPHA} MRI Conditional Power Drill

A Versatile Power Solution for SmartFrame in the MRI and OR



adeor MEDICAL



© 2026 CLEARPOINT NEURO | 16

Fast. Forward.

Pillar 4: Neurocritical Management

ClearPoint's recent acquisition of IRRAS expands the portfolio with a unique and disruptive solution for neurocritical care and intracranial fluid management. IRRA*flow* enables active irrigation and controlled drainage of hemorrhage, toxins, and clots to therapeutically treat intracranial pathologies.

IRRA*flow*

Neurocritical Care & Active CSF Exchange

$500m+
Existing Market

IRRA*flow* Active Fluid Exchange System Components



IRRA*flow*
Dual-Lumen
Catheter



IRRA*flow* Tube Set &
Intelligent Digital Cassette



IRRA*flow* Control Unit
& Drainage Collection Bag

© 2026 CLEARPOINT NEURO
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Fast. Forward.

Clear and Continued Investment in ClearPoint's 4-Pillar Product Pipeline

	1H 2026	2H 2026	1H 2027	2H 2027	2028+
1 CLEARPOINT ADVANCED LABORATORIES	• CAL Facility Operational • Radiopharma Formulation	• MRI/CT Imaging Live • GLP Study Capable • Cell Culture Capability	• PET/SPECT Imaging Live • Radiolabeling Active • Histopathology Active	• Bioanalytic Lab Active • Pathology Lab Active • Hot Cell F-18 Radiochemistry	• Translational Models for tumor, stroke and spinal cord injury
2 CLEARPOINT NAVIGATION SYSTEM	• CE Mark for 3.x Software • Global Installed Base with OR iCT capability	• SmartFrame Accessory Kit • Pre-Clinical Robotic System Active at the CAL	• Harmony 1.0 Software • Sub-Nuclei Segmentation	• SmartFrame Duet • Maestro CT	• Harmony 2.0 Software • Robotic System • DBS/BCI Area of Activation • Non-Rigid Fusion
3 CLEARPOINT PRISM NEURO LASER THERAPY SYSTEM	• 1.5T Compatibility	• Velocity MRI Power Drill	• Philips MRI Compatibility • Interoperable 3D Damage Model	• CE Mark Prism System • 3D Thermal Modeling Study Initiated	• Predictive Ablation Software • Spine LITT Data Readout
4 IRRA*flow*®	• Shoreline Software • Cranial Access Bolt	• IRRA*flow* Dart • Cranial Access Bolt Kit	• ARCH RCT Data Readout • Next Gen IRRA*flow* Catheter	• Subdural Indication • IRRA*flow* Rapid Evacuation System	• VASH Trial Data Readout • CRYSTAL Registry Readout • Bedside Navigation System

© 2026 CLEARPOINT NEURO | 18

Our **Fast. Forward.** 4-Pillar Growth Strategy is to **Win 20% of an <u>Existing</u> $1.0B Global Market Opportunity, Generate $200m in Annual Revenue,** and to **Achieve Cash Breakeven and Profitability Along the Way**

4 NEUROCRITICAL CARE & ACTIVE CSF EXCHANGE

Expand Existing Portfolio Into Multiple New Indications
Launch Shoreline Software, Cranial Bolt, IRRA*flow* Dart, Next-Gen IRRA*flow* Catheter and a Subdural Hemorrhage Catheter Kit

3 LASER ABLATION THERAPY & ACCESS

Add Ablation Coverage & AI Predictive Thermal Modeling Software
Launch MRI Conditional Power Drill for Faster Procedure Times

2 NEUROSURGERY NAVIGATION AND ROBOTICS

Expand into the Operating Room w/ 3.0 Software, ClearPoint Duet, and Robotics
Launch Maestro CT, sub-nuclei segmentation, Non-Rigid Fusion, Area-of-Activation Harmony Software

1 PRE-COMMERCIAL BIOLOGICS & DRUG DELIVERY

Expand Neuro Pre-Clinical CRO Services Portfolio and Capacity including larger GLP Study Capability
Expand Partnerships to Include Co-Development, Commercial Pricing, Drug Clinical Milestones & Royalty Based Agreements
Execute on Development Pipeline for Drug Infusion Monitoring/Modeling, Cell Therapy Actuation, Indwelling Catheters and Spinal Routes of Administration

2026+

© 2026 CLEARPOINT NEURO
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What Does it Mean to be Essential to Future of Cell and Gene Therapy? Essential. Everywhere. It starts by being unique. Our Essential. Everywhere. Strategy is to build a new market from the ground up where our unique ecosystem plays an essential role and enables 20,000 annual  Cell & Gene Therapy procedures. Our Goal is to create the capacity for 20,000 CGT patients per year and generate an additional $300m annually. *Not all products cleared or approved in all territories. ESSENTIAL. EVERYWHERE. © 2026 CLEARPOINT NEURO 20 © 2026 CLEARPOINT NEURO Increasing Global Scale with Clearances in 34 Countries Worldwide* 60+ Active Pharma Partners Exclusively co-labeled with: Pre-Commercial Biologics & Drug Delivery Neurosurgery Navigation & Robotics Laser Ablation Therapy & Access Neurocritical Care & Active CSF Exchange 25+ Active Clinical Trials 15+ Neuro-Focused Indications 10+ Under Regulatory Expedited Review 1 Approved Combination Device

Essential. Everywhere.

Our Unique Ecosystem Will Play An Essential Role for Cell and Gene Therapy



A.I. Derived Patient and Tissue Specific Segmentation

+



Therapy and Patient Specific Biophysics Modeling Tools

+



Comprehensive Pre-Planning Navigation Software Modules

+



Flexible Options for Surgeon Selected Navigation Including Frames, Robotics

+



Multiple Biologic Specific & Co-Labeled Routes-of-Administration

+



Confirmatory Volumetric Dosing Data for Quality of Delivery Documentation

Every Step Fully Supported by a Team of 30+ Expert Field-Based Clinical Specialists



All products in development phase. Commercialization is subject to successful development, testing, and applicable regulatory clearance.

© 2026 CLEARPOINT NEURO

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Essential. Everywhere.

ClearPoint Neuro Has 60+ Active Pharma Partners, 25+ Active Clinical Trials


Indication
Preclinical
Phase 1/2
Phase 3
Commercialization
Parkinson's Disease
Epilepsy
Dementias
Huntington's
Gliomas
Rare Genetic
Neuromuscular
Stroke

...and more than 15 additional programs that are undisclosed and in preclinical development.

© 2026 CLEARPOINT NEURO | 22

Essential. Everywhere.

10+ Programs Are Already Under FDA Expedited Review and Enrolling



Indication
Preclinical
Phase 1/2
Phase 3
Commercialization
Parkinson's (BlueRock) – BRT-DA01
Parkinson's (AskBio) – AB-1005
Parkinson's (Kenai) – RNDP-001
Parkinson's (Aspen) – ANPD001
Parkinson's – (Undisclosed)
Parkinson's – (Undisclosed)
Epilepsy (MTLE) (Neurona) – NRTX-1001
Frontotemporal Dementia (AviadoBio) – AVB-101
Friedreich's Ataxia – (Undisclosed)
Huntington's (uniQure) – AMT-130
Glioma (Siren) – SRN-101
AADC Deficiency (PTC) – KEBILIDI / Upstaza
Hunter Syndrome (REGENXBIO) – RGX121

© 2026 CLEARPOINT NEURO | 23

Building Surgical Experience and Capacity to Prepare for Drug Commercialization Essential. Everywhere. © 2026 CLEARPOINT NEURO Existing CLPT Navigation Site Experienced CLPT Navigation Site and Participant in Active CGT Trial

Our Essential. Everywhere. Strategy Expands Our Vision into a 5-Pillar Growth Strategy Which Will Include Commercial Drug Delivery and Highlights Our Path to Achieving $500m in Revenue

5 COMMERCIAL DRUG DELIVERY

Add Capacity for 5,000 cell & gene therapy procedures
Launch Co-Labeled Products with 10+ partners that are already under FDA Expedited Review across 8 Indications

4 NEUROCRITICAL CARE & ACTIVE CSF EXCHANGE

Expand Existing Portfolio Into Multiple New Indications
Launch Shoreline Software, Cranial Bolt, IRRA*flow* Dart, Next-Gen IRRA*flow* Catheter and a Subdural Hemorrhage Catheter Kit

3 LASER ABLATION THERAPY & ACCESS

Add Ablation Coverage & AI Predictive Thermal Modeling Software
Launch MRI Conditional Power Drill for Faster Procedure Times

2 NEUROSURGERY NAVIGATION AND ROBOTICS

Expand into the Operating Room w/ 3.0 Software, ClearPoint Duet, and Robotics
Launch Maestro CT, sub-nuclei segmentation, Non-Rigid Fusion, Area-of-Activation Harmony Software

1 PRE-COMMERCIAL BIOLOGICS & DRUG DELIVERY

Expand Neuro Pre-Clinical CRO Services Portfolio and Capacity including larger GLP Study Capability
Expand Partnerships to Include Co-Development, Commercial Pricing, Drug Clinical Milestones & Royalty Based Agreements
Execute on Development Pipeline for Drug Infusion Monitoring/Modeling, Cell Therapy Actuation, Indwelling Catheters and Spinal Routes of Administration

2026+

© 2026 CLEARPOINT NEURO
25

Our Company

Our 4-Phase Strategy Positions ClearPoint for Decades of Growth

2010 – 2019

1 | DESIGN. DISCOVERY.

EXTEND OUR LEAD WITH A UNIQUE DRUG DELIVERY ECOSYSTEM DESIGNED FOR CELL AND GENE THERAPY

Our one-of-a-kind drug delivery platform including neuro navigation, predictive modeling, co-labeled delivery devices, infusion monitoring software and expert clinical case support has become the leading choice by biopharma developers

2020 – 2025

2 | FUNDED. FOUNDATION.

GROW OUR ACTIVE INSTALLED BASE OF 150+ LEADING GLOBAL INSTITUTIONS AND ADD PROCEDURAL CAPACITY

With more than $100m of capital invested over the past 5 years, our large commercial footprint, rapidly expanding installed base, high-capacity manufacturing, stress-tested quality system, global regulatory reach and expansive IP portfolio has given us a mature foundation on which to build

2026+

3 | FAST. FORWARD.

LEVERAGE OUR EXISTING PORTFOLIO TO PENETRATE A $1B EXISTING MARKET OPPORTUNITY TODAY

Our current products and pipeline, combined with our growing commercial reach will continue to compete in these four existing markets;

1) Biologics & drug delivery,
2) Neuro navigation & robotics,
3) Ablation therapy and access,
4) Neurocritical management,

Our next goal is to earn 20% share, generate $200m in annual revenue

2026+

4 | ESSENTIAL. EVERYWHERE.

BUILD A NEW $10B MARKET ALONGSIDE OUR 60+ BIOPHARMA PARTNERS AND DIVERSIFIED ACROSS 15+ INDICATIONS THAT INCLUDES DRUGS THAT ARE CO-LABELED WITH CLEARPOINT TECHNOLOGY

More than 10 of our partners have now been accepted for FDA expedited review and are leveraging our unique ecosystem, clinical trial experience, and proven global regulatory leadership

Our next goal is to treat just 1% of patients with these indications under expedited review, generate another $300m in annual revenue

© 2026 CLEARPOINT NEURO | 26